[front cover]
                           J.P. Morgan International
                              Opportunities Fund

                                Annual Report
                             November 30, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 8, 2001

Dear Shareholder,

    It was a difficult year for U.S. investors allocating money overseas. Volatile international equity markets and global economic uncertainty pulled down investment returns. For the twelve months ended November 30, 2000, the J.P. Morgan International Opportunities Fund had a total return of -10.87%.

    The Fund's benchmark index, the MSCI All Country World Index Free ex-U.S., and peer group, as measured by the Lipper International Equity Funds Average, fared little better. The Fund's benchmark had a total return of -9.93% for the twelve months ended November 30, 2000, while the Fund's peer group had a total return of -8.92% for the same time period.

    The Fund's net asset value on November 30, 2000, was $11.35 per share, decreasing from $12.88 per share after paying income dividends of approximately $0.15 per share over twelve months. The Fund's net assets were approximately $79 million on November 30, while the total net assets of The International Opportunities Portfolio, in which the Fund invests, totaled $542 million.

    This report includes an interview with Nigel Emmett, a member of the portfolio management team for The International Opportunities Portfolio. Nigel explains the factors that influenced Fund performance during the fiscal period, and provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                    1
Fund Performance                                                              2
Portfolio Manager Q&A                                                         3
Fund Facts & Highlights                                                       5
Financial Statements                                                          6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on February 28, 1997, would have increased to $11,999 on November 30, 2000.

    Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
February 28, 1997-November 30, 2000

[data from line chart]

Lipper International Equity Funds Average                   $13,439
MSCI All Country World Index Free ex-U.S.**                 $12,557
J.P. Morgan International Opportunities Fund                $11,999

PERFORMANCE
                                                                       AVERAGE ANNUAL
                                                   TOTAL RETURNS        TOTAL RETURNS
                                                  --------------  -------------------------
                                                        ONE           THREE       SINCE
                                                       YEAR           YEARS     INCEPTION*

AS OF NOVEMBER 30, 2000
J.P. Morgan International Opportunities Fund         (10.87)%         6.41%       4.98%
MSCI All Country World Index Free ex-U.S.**           (9.93)%         7.69%       6.26%
Lipper International Equity Funds Average             (8.92)%         8.75%       7.89%

AS OF SEPTEMBER 30, 2000
J.P. Morgan International Opportunities Fund            6.04%         6.18%       8.19%
MSCI All Country World Index Free ex-U.S.**             5.17%         6.77%       8.94%
Lipper International Equity Funds Average              10.76%         8.25%      10.73%

* 2/26/97 --commencement of operations (average annual total returns based on month end following inception). The Fund's average annual total return since it's commencement of operations on 2/26/97 is 4.86%

** The MSCI All Country World Index Free ex-U.S. is an unmanaged index that measures developed and emerging foreign stock market performance.
It does not include fees or expenses and is not available for actual investment

  Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund and portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source of mutual fund data.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Nigel F. Emmett]

    The following is an interview with NIGEL F. EMMETT, vice president and portfolio manager with J.P. Morgan Investment Management's International Equity Group since joining Morgan in 1997. Nigel earned a B.A. degree in economics from Manchester University, and is the holder of a CFA designation. This interview was conducted on December 15, 2000, and reflects Nigel's views on that date.

FROM AN INTERNATIONAL PERSPECTIVE, WHAT DROVE EQUITY MARKETS DURING THIS REPORTING PERIOD?

     The first part of this period was dominated by a global bull market in New Economy growth companies, primarily in the technology-media- telecommunications
(TMT) sectors. During the second half, these high growth companies collectively suffered a marked reversal, as investors found their valuations to be excessive in light of what is expected to be a slowing global economy next year. In search of more reasonable valuations and more stable growth prospects, investor sentiment subsequently shifted from growth to value stocks, many of which had been beaten down during the tech run-up of late last year and early 2000.

    Also, during the latter part of this reporting period, hard evidence began to surface that the U.S. economy was slowing--perhaps faster than desired. This, in turn, fueled speculation about a hard landing for the U.S. economy next year, and the consequent impact on the global economy. Uncertainty in this regard helped to destabilize all international markets, but it had the greatest impact on emerging markets, which had a very poor year, doing even worse than the developed international markets.

WHICH STOCKS IN THE PORTFOLIO OUTPERFORMED DURING THIS VOLATILE PERIOD?

    Among our more attractive holdings during this reporting period was Schering, the German pharmaceutical company. This stock was helped by the company's higher-than-expected sales, both from its acquisitions and from new products going to market earlier than expected.

    Another stock that performed strongly over the period was Mannesmann, the German telecom. Vodafone's successful acquisition of this company earlier in the period helped to boost Mannesmann's share price. However, even before the Vodafone deal, we had invested in it as a potentially strong performer in its own right. So, the acquisition by Vodafone was more or less icing on the cake, serving to realize the value of this investment even more quickly than we had anticipated.

    Also contributing to performance was a Spanish bank, Banco Boval (BBVA). BBVA was one of the most attractive stocks in the financial services sector over the period, both in Europe and globally. It was attractive from a valuation standpoint, relative to many other European banks that we thought were overpriced, and it was more attractive than Japanese banks from a balance sheet perspective.

WHICH STOCKS UNDERPERFORMED YOUR EXPECTATIONS?

     Skandia, a Scandinavian financial services company, was hurt by slower-than-expected sales of global annuities and other mutual fund-related products. When the U.S. market began to slow, its sales also slowed, and investors became concerned that the company would miss its full-year earnings estimate.

    While we were helped by Mannesmann, our investment in Vodafone detracted from performance over the period. It was hurt by the general pullback from New Economy stocks, and by investor concerns about the very high prices being paid for cellular phone licenses in Europe, particularly in Germany. For our part, we think it remains a very attractive long-term investment, as it has the best collection of mobile assets around the world and is thus destined to be a dominant player in the global mobile telephone sector going forward.

    A stock that hurt at the end of the period, but that we still like, is Vivendi, a French company with broad exposure to the media, services, Internet, and mobile telephone industries. During this period, Vivendi acquired Seagram's, the Canadian company that owns Universal Studios and has substantial assets in music

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

and beverages. Although Seagram's will provide Vivendi with quality content for its media and Internet delivery businesses, many investors thought Vivendi had paid too much for it. We didn't, but the market disagreed and punished the company's stock. We continue to think that it's a well managed company and elected to keep it in the portfolio, with the expectation that its value will be realized once investors have had more time to digest the deal.

ADDRESSING THE ISSUE OF MARKET VOLATILITY, HOW IS THE PORTFOLIO GEARED TO MANAGE IT?

    By what we do, as well as by what we don't do. Basically, we continue to focus on the best stocks in each global sector, regardless of where these companies happen to be located. Our long-term experience strongly suggests that if you buy well-managed companies, with strong franchises and good balance sheets, your investments in them will appreciate over time.

    On the other hand, we don't try to play short-term market sentiment, which can be quite painful if you're on the wrong side of it. For example, investors that made and kept big sector bets on New Economy stocks earlier in the period achieved tremendous returns, only to give them up later in the period when stocks corrected sharply and value stocks came into vogue. In other words, we don't try to manage volatility by seeking to anticipate which direction the market will take. Rather, we stick with quality companies that perform well year-in and year-out, as these will continue to thrive long after the latest investment fad has run its course.

WHAT IS YOUR OUTLOOK OVER THE NEAR TERM, AND HOW ARE YOU POSITIONING THE PORTFOLIO IN LIGHT OF IT?

    We believe that the risk of a hard landing in the U.S. has markedly increased in recent months. This said, do we expect a hard landing in other markets? No, but we think that their growth will be much slower than in recent years. Even so, we expect growth will be better in the non-U.S. markets than in the U.S., particularly in Europe, which is only now beginning to receive the benefits of numerous corporate restructurings, the like of which has helped to improve the fortunes of many U.S. companies in recent years.

    International markets, in general, are much more attractively priced than the U.S. market. In particular, we like some of the European and Asian names, and so we are overweight continental Europe and the developed Far East (Australia, Singapore, Hong Kong, and New Zealand). We're very light, relative to the benchmark, in emerging markets, as we can't find that many stocks that we like. There appear to be better opportunities elsewhere. We are still underweight Japan, although on a case-by-case basis, we are finding some Japanese companies that are coming to grips with their problems and are otherwise satisfying our bottom-up investment criteria.

FINALLY, IF NEW INVESTORS WERE TO ASK YOU WHY THEY SHOULD BE IN THIS PORTFOLIO AT THE PRESENT TIME, WHAT WOULD TO SAY?

    I would say that now is an excellent time to consider investing in overseas markets, as valuations are very attractive, and their near-term growth potential is greater than that of the U.S. Why this portfolio? Because we possess the substantial analytical resources needed to continuously monitor all global markets and identify the best companies within each sector, wherever they may be. I would add that we also offer the experience, the insights and the discipline needed to realize the investment potential of a long-term, international investment program and, as such, deserve serious consideration by anyone who seeks the diversification and return that can be achieved in international markets.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan International Opportunities Fund seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the portfolio is subject to foreign market, political, economic, and currency risks.

--------------------------------------------------------------------------------
    Inception Date:  2/26/1997
--------------------------------------------------------------------------------
    Fund Net Assets as of 11/30/2000: $79,408,293
--------------------------------------------------------------------------------
    Portfolio Net Assets as of 11/30/2000:
      $542,025,322
--------------------------------------------------------------------------------
    Dividend Payable Date
      (if applicable): 12/19/2000
--------------------------------------------------------------------------------
    Capital Gain Payable Date
       (if applicable): 12/19/2000

EXPENSE RATIOS

    The Fund's current annualized expense ratio of 1.21% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of November 30, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Europe/Africa                57.6%
Japan                        17.8%
Asia/Pacific (ex-Japan)      13.4%
Short-Term Investments        9.1%
Latin America                 1.3%
Canada                        0.8%

LARGEST EQUITY                                                  % OF TOTAL
HOLDINGS                                COUNTRY                  INVESTMENTS
----------------------------------------------------------------------------
Vodafone Group Plc                      United Kingdom              3.4%
Total Fina Elf S.A., B Shares           France                      3.0%
Koninklijke (Royal) Philips
   Electronics NV                       Netherlands                 2.8%
Nestle S.A.                             Switzerland                 2.7%
Roche Holding AG                        Switzerland                 2.5%
Zurich Financial Services AG            Switzerland                 2.4%
Invensys Plc                            United Kingdom              2.3%
Takeda Chemical
   Industries Ltd.                      Japan                       2.0%
Rohm Co. Ltd.                           Japan                       2.0%
Vivendi S.A.                            France                      2.0%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other Fund data presented are based on current market conditions and are subject to change without notice. The Fund invests in foreign securities which involve special risks including economic and political instability and currency fluctuations; prospective investors should refer to Fund's prospectus for discussion of these risks. The Fund invests through a master portfolio (another Fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

ASSETS
Investment in The International Opportunities
   Portfolio ("Portfolio"), at value                               $79,231,103
Receivable for Shares of Beneficial Interest Sold                      310,779
Deferred Organization Expenses                                           2,518
Prepaid Expenses and Other Assets                                          249
                                                                   -------------
TOTAL ASSETS                                                        79,544,649
                                                                   -------------

LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                      73,960
Shareholder Servicing Fee Payable                                       17,569
Administrative Services Fee Payable                                      1,672
Accrued Expenses and Other Liabilities                                  43,155
                                                                   -------------
TOTAL LIABILITIES                                                      136,356
                                                                   -------------

NET ASSETS
Applicable to 6,995,470 Shares of Beneficial Interest Outstanding
   (par value $0.001, unlimited shares authorized)                  $79,408,293
                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share               $11.35
                                                                   =============

ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $79,259,767
Undistributed Net Investment Income                                    592,332
Accumulated Net Realized Gain on Investment                          1,764,747
Net Unrealized Depreciation on Investment                           (2,208,553)
                                                                   -------------
NET ASSETS                                                          $79,408,293
                                                                   =============

6    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
INCOME
Allocated Investment Income from Portfolio                          $1,456,162
Allocated Portfolio Expenses                                         (623,267)
                                                                   -------------
   Investment Income                                                  832,895
                                                                   -------------
FUND EXPENSES
Shareholder Servicing Fee                                              206,746
Financial and Fund Accounting Services Fee                              42,742
Registration Fees                                                       38,791
Transfer Agent Fees                                                     36,038
Administrative Services Fee                                             20,074
Professional Fees                                                       11,898
Printing Expenses                                                       11,539
Amortization of Organization Expenses                                    2,034
Fund Services Fee                                                        1,282
Administration Fee                                                         912
Trustees' Fees and Expenses                                                871
Miscellaneous                                                            7,832
                                                                   -------------
   Total Fund Expenses                                                 380,759
Less: Reimbursement of Expenses                                          (127)
                                                                   -------------
   Net Fund Expenses                                                   380,632
                                                                   -------------
NET INVESTMENT INCOME                                                  452,263
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM PORTFOLIO             4,096,544
                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENT ALLOCATED FROM PORTFOLIO                          (14,119,947)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(9,571,140)
                                                                   =============

The Accompanying Notes are an Integral Part of the Financial Statements.   7

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED NOVEMBER 30
INCREASE IN NET ASSETS                                                        2000                  1999
FROM OPERATIONS
Net Investment Income                                                    $     452,263           $    262,134
Net Realized Gain on Investment Allocated from Portfolio                     4,096,544              5,516,343
Net Change in Unrealized Appreciation (Depreciation)
   on Investment Allocated from Portfolio                                  (14,119,947)            10,151,303
                                                                       -------------------   ------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations         (9,571,140)            15,929,780
                                                                       -------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                         (820,352)           (1,585,589)
                                                                       -------------------   ------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                           239,358,944             73,766,113
Reinvestment of Distributions                                                  633,585              1,364,605
Cost of Shares of Beneficial Interest Redeemed                            (217,735,930)          (76,981,254)
                                                                       -------------------   ------------------
     Net Increase (Decrease) from Transactions in
       Shares of Beneficial Interest                                        22,256,599            (1,850,536)
                                                                       -------------------   ------------------
     Total Increase in Net Assets                                           11,865,107             12,493,655
                                                                       -------------------   ------------------

NET ASSETS
Beginning of Year                                                           67,543,186             55,049,531
                                                                       --------------------   -----------------
End of Year                                                             $   79,408,293            $67,543,186
                                                                       ====================   =================
Undistributed Net Investment Income                                           $592,332               $558,701
                                                                       ====================   =================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                          18,554,237              6,533,338
Shares of Beneficial Interest Reinvested                                        48,106                135,496
Shares of Beneficial Interest Redeemed                                     (16,852,769)           (6,906,548)
                                                                       --------------------   -----------------
   Net Increase (Decrease) in Shares of Beneficial Interest                  1,749,574              (237,714)
                                                                       ====================   =================

8    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD IS AS FOLLOWS:

                                                                                                       FOR THE PERIOD
                                                                                                      FEBRUARY 26,1997
                                                              FOR THE YEARS ENDED NOVEMBER 30         (COMMENCEMENTOF
                                                        -----------------------------------------    OPERATIONS)THROUGH
                                                            2000            1999             1998      NOVEMBER 30,1997
                                                        -------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD            $12.88           $10.04           $9.92        $10.00
                                                        -------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income                                       0.13            0.21            0.23            0.06
Net Realized and Unrealized Gain (Loss) on Investment      (1.51)           2.93           (0.01)          (0.14)
                                                        -------------------------------------------------------------
Total From Investment Operations                           (1.38)           3.14            0.22           (0.08)
                                                        -------------------------------------------------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.15)          (0.30)          (0.10)               -
                                                        -------------------------------------------------------------

NET ASSET VALUE PER SHARE, END OF PERIOD                  $11.35           $12.88          $10.04            $9.92
                                                        =============================================================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             (10.87)%          32.13%           2.30%          (0.80)%(a)
Net Assets, End of Period (in thousands)                  $79,408         $67,543          $55,050          $62,939
Ratios to Average Net Assets
  Net Expenses                                              1.21%           1.18%           1.20%            1.20%(b)
  Net Investment Income                                     0.55%           0.47%           0.96%            1.08%(b)
  Expenses without
Reimbursement
     and including Interest Expense                         1.21%           1.24%           1.24%            1.51%(b)
  Interest Expense                                            -             0.01%             -                -

  (a) Not annualized
  (b) Annualized


The Accompanying Notes are an Integral Part of the Financial Statements.   9

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOVEMBER 30, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J.P. Morgan International Opportunities Fund (the "Fund") is
a separate series  of J.P. Morgan Funds, a Massachusetts business trust  (the
"Trust") which was organized on November 4, 1992.   The Trust is registered
under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on February 26, 1997.

    The Fund invests all of its investable assets in The International Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 14.6% at November 30, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATION-- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements that are included elsewhere in this report.

    INVESTMENT INCOME--The Fund earns income, net of expenses, daily on its investment in the Portfolio. All net investment income, realized and unrealized gains and losses of the Portfolio are allocated pro-rata among the Fund and other investors in the Portfolio at the time of such determination.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

    ORGANIZATION EXPENSES--The Fund incurred organization expenses in the amount of $12,000 which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income and distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which J.P. Morgan Investment Management, Inc. ("JPMIM") acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan had agreed to reimburse the Fund to the extent the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Fund, including the expenses allocated to the Fund from the Portfolio, exceed 1.20% of the Fund's average daily net assets through March 1, 2000.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    TRUSTEES--Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $200.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    For federal income tax purposes, the Fund utilized its capital loss carryforward of $1,876,596.

    The Fund elected to treat net capital losses of approximately $177,990 and foreign currency losses of $340,897 incurred in the one month period ended November 30, 2000 as having been incurred in the current fiscal year.
    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid- in-capital. During the year ended November 30, 2000, the following reclassifications were made: undistributed net investment income was increased by $401,720, accumulated net realized gain on investment was decreased by $400,486, and paid-in-capital was decreased by $1,234. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
4. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Fund's adviser, J.P. Morgan Investment Management, Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Fund's adviser.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan International Opportunities Fund (one of the series constituting part of J.P. Morgan Funds, hereafter referred to as the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2001

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
Annual Report November 30, 2000

(The following pages should be read in conjunction with J.P. Morgan International Opportunities Fund Annual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

SHARES                                                                    VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS - 89.0%
AUSTRALIA - 3.7%
      306,000  AMP Ltd.(s)                                       $      3,019,457
    2,271,200  Santos Ltd.(s)                                           7,367,668
    2,100,000  Southern Pacific Petroleum(s)(+)                         2,373,817
    1,961,000  WMC Ltd.(s)                                              7,464,585
                                                            -------------------------------
                                                                       20,225,527
                                                            -------------------------------
CANADA - 0.8%
      121,400  Nortel Networks Corp.(s)                                 4,549,834
                                                            --------------------------------
DENMARK - 0.6%
       17,552  Novo Nordisk A/S Cl B(s)                                 3,401,153
                                                            -------------------------------
FINLAND - 1.4%
       72,700  Sampo Insurance Co. Ltd., A Shares(s)                    3,588,170
      402,164  Stora Enso Oyj, R Shares(s)                              3,969,911
                                                            ------------------------------
                                                                       7,558,081
                                                            ------------------------------
FRANCE - 13.1%
      160,000  Air France(s)                                            2,976,323
       40,000  Alcatel Optronics(s)(+)                                  2,016,017
      213,700  Alcatel S.A.(s)                                         10,603,151
      131,610  BNP Paribas S.A.(s)                                     10,173,196
        1,336  Cie Generale D'Optique Essilor
                  International S.A.(s)                                   388,891
       60,597  Coflexip Stena Offshore(s)                               7,226,488
       10,570  Compagnie de Saint-Gobain S.A.(s)                        1,458,343
       54,700  Sidel S.A.(s)                                            2,714,049
       37,900  Suez Lyonnaise des Eaux S.A.(s)                          6,423,337
       13,050  Total Fina Elf S.A.(s)(+)                                      114
      114,100  Total Fina Elf S.A., B Shares(s)                        16,318,445
      171,711  Vivendi S.A.(s)                                         10,612,363
                                                            -------------------------------
                                                                       70,910,717
                                                            -------------------------------
GERMANY - 3.8%
       23,400  Allianz AG(s)                                            8,078,377
      214,000  Commerzbank AG(s)                                        5,420,787
       75,000  Dresdner Bank AG(s)                                      2,772,023
       44,100  Merck KGaA(s)                                            1,715,938
       43,114  Schering AG(s)                                           2,352,355
                                                            -------------------------------
                                                                       20,339,480
                                                            -------------------------------
HONG KONG - 2.7%
      632,000  DAO Heng Bank Group Ltd.(s)                              3,087,156
    2,869,100  Hong Kong Electric Holdings Ltd.(s)                      9,894,971
        2,000  i-Cable Communications Ltd.(s)(+)                              763
    3,668,000  Sunevision Holdings Ltd.(s)(+)                           1,481,346
                                                            -------------------------------
                                                                       14,464,236
                                                            -------------------------------
INDIA - 0.9%
      360,500  Reliance Industries Ltd. GDR(s)                          4,938,850
                                                            -------------------------------
IRELAND - 0.5%
      271,100  Greencore Group Plc(s)                                     578,164

SHARES                                                                    VALUE
----------------------------------------------------------------------------------------

      201,435  Trintech Group Plc(s)(+)                               $  1,413,271
       99,100  Trintech Group Plc ADR(s)(+)                                718,475
                                                            -------------------------------
                                                                         2,709,910
                                                            -------------------------------
ITALY - 0.7%
      712,000  Unicredito Italiano SPA(s)                                 3,563,719
                                                            -------------------------------
JAPAN - 17.8%
    1,026,000  Chuo Mitsui Trust & Banking Co.(s)                         3,241,706
      760,000  Hitachi, Ltd.(s)                                           7,251,818
       22,000  Macnica Inc.(s)                                            2,544,076
      412,000  Matsushita Electric Industrial Co. Ltd.(s)                10,339,517
    2,068,000  Mitsubishi Chemical Corp.(s)                               5,787,226
      936,000  Mitsubishi Corp.(s)                                        7,165,228
    1,017,000  Nippon Yusen Kabushiki Kaisha(s)                           4,360,867
      129,600  Promise Co., Ltd.(s)                                       9,546,703
      355,000  Ricoh Co., Ltd.(s)                                         6,310,043
       44,700  Rohm Co. Ltd.(s)                                          10,774,002
       98,000  Taiheiyo Cement Corp.(s)                                     162,780
      177,000  Takeda Chemical Industries Ltd.(s)                        10,961,137
      613,000  Tokio Marine & Fire Insurance Co., Ltd.(s)                 6,911,641
      465,000  Tostem Corp.(s)                                            6,665,944
          920  West Japan Railway Co.(s)                                  4,135,951
                                                            -------------------------------
                                                                         96,158,639
                                                            -------------------------------
MEXICO - 0.8%
    1,745,000  Consorcio ARA S.A. de C.V.(s)(+)                           2,132,458
      220,000  TV Azteca S.A. de C.V. ADR(s)                              2,200,000
                                                            -------------------------------
                                                                          4,332,458
                                                            -------------------------------
NETHERLANDS - 5.1%
       85,000  Akzo Nobel NV(s)                                           4,036,168
      238,700  Heineken Holding NV(s)                                     8,674,900
      450,658  Koninklijke (Royal) Philips
                 Electronics NV(s)                                       14,910,786
                                                            -------------------------------
                                                                         27,621,854
                                                            -------------------------------
PHILIPPINES - 0.5%
    2,200,000  ABS-CBN Broadcasting Corp. PDR(s)                          2,061,461
    1,581,220  First Philippine Holdings Corp.(s)(+)                        693,028
                                                            -------------------------------
                                                                          2,754,489
                                                            -------------------------------
RUSSIAN FEDERATION - 1.0%
      146,000  OAO Lukoil Holding(s)                                      5,320,240
                                                            -------------------------------
SINGAPORE - 2.9%
      555,414  DBS Group Holdings Ltd.(s)                                 6,301,447
    3,001,500  Neptune Orient Lines Ltd.(s)(+)                            2,361,499
      448,000  Singapore Press Holdings Ltd.(s)                           6,972,862
                                                            -------------------------------
                                                                         15,635,808
                                                            -------------------------------
SOUTH KOREA - 0.8%
      154,852  H&CB ADR(s)(+)                                             1,577,555
      492,000  Hyundai Motor Co. Ltd. GDR(s)                              2,829,000
          454  Samsung Electronics GDR 144A(s)                               28,897
                                                            -------------------------------
                                                                          4,435,452
                                                            -------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.   15

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

SHARES/PRINCIPAL AMOUNT                                                 VALUE
-----------------------------------------------------------------------------------------
SPAIN - 5.8%
        80,800  Acerinox S.A.(s)                                   $     2,102,994
       593,400  Banco Bilbao Vizcaya Argentaria S.A.(s)                  7,934,039
       341,726  Endesa S.A.(s)                                           5,529,845
        77,060  Indra Sistemas S.A.(s)                                     603,708
       390,000  Repsol YPF S.A.(s)                                       6,375,522
       552,000  Telefonica S.A.(s)(+)                                    8,673,050
                                                              -----------------------------
                                                                        31,219,158
                                                              -----------------------------
SWEDEN - 2.2%
      131,400  Autoliv, Inc. SDR(s)                                     2,699,013
      402,264  Skandia Forsakrings AB(s)                                6,136,842
      274,600  Skandinaviska Enskilda Banken Cl A(s)                    2,943,414
                                                              -----------------------------
                                                                       11,779,269
                                                              -----------------------------
SWITZERLAND - 14.2%
         6,400  Barry Callebaut AG(s)                                      848,024
         3,280  Compagnie Financiere Richemont AG A Units(s)             9,053,163
        39,000  Credit Suisse Group(s)                                   6,796,578
         6,795  Nestle S.A.(s)                                          14,758,123
         4,670  Novartis AG(s)                                           7,576,173
         1,345  Roche Holding AG(s)                                     13,327,573
         2,440  Swiss Re(s)                                              5,430,188
         4,670  Syngenta AG(s)(+)                                          209,851
        44,450  UBS AG(s)                                                6,145,869
        23,610  Zurich Financial Services AG(s)                         12,731,283
                                                              -----------------------------
                                                                        76,876,825
                                                              -----------------------------
UNITED KINGDOM - 9.2%
      456,000  BBA Group Plc(s)                                         2,493,296
      287,300  British American Tobacco Plc(s)                          2,040,217
      235,900  Cable & Wireless Plc(s)                                  2,915,731
    5,080,000  Invensys Plc(s)                                         12,348,972
      106,000  Stolt Nielson ADR(s)                                     1,855,000
    2,344,400  Tesco Plc(s)                                             9,404,184
    5,420,378  Vodafone Group Plc(s)                                   18,535,310
                                                              -----------------------------
                                                                       49,592,710
                                                              -----------------------------
VENEZUELA - 0.5%
      171,000  Compania Anonima Nacional Telefonos
                  de Venezuela ADR(s)                                   2,725,313
                                                              -----------------------------

TOTAL COMMON STOCKS                                                   481,113,722
                                                              -----------------------------
  (Cost $491,869,955)

CONVERTIBLE BONDS - 0.1%
HONG KONG - 0.1%
      $633,000  China Mobile (Hong Kong) Ltd.,
                  2.25%, 11/3/05                                          621,923
                                                              -----------------------------
       (Cost $633,000)


SHARES/PRINCIPAL AMOUNT                                                    VALUE
-----------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.8%
AUSTRALIA - 1.8%
    1,236,100  News Corp. Ltd.(s)                                   $    9,524,859
                                                              -----------------------------
  (Cost $9,756,563)

SHORT-TERM INVESTMENTS - 9.1%
INVESTMENT COMPANIES - 3.9%
   21,151,193  Hamilton Money Fund                                      21,151,193
                                                              -----------------------------
TIME DEPOSITS - 4.6%
  $25,000,000  Bank of New York, 6.43%,
                  12/4/00(s)                                            25,000,000
                                                              -----------------------------
U.S. TREASURY SECURITIES - 0.6%
    3,140,000  U.S. Treasury Bills, 6.19%,
                 3/22/01(s)(y)                                           3,081,815
                                                              -----------------------------

TOTAL SHORT-TERM INVESTMENTS                                            49,233,008
                                                              -----------------------------
  (Cost $49,233,504)
TOTAL INVESTMENT SECURITIES - 100.0%                                  $540,493,512
                                                              =============================
  (Cost $551,493,022)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                                      UNREALIZED
    CONTRACTS                SETTLEMENT          CONTRACTUAL       VALUE AT          APPRECIATION
     TO BUY                     DATE                VALUE          11/30/00         (DEPRECIATION)
---------------------------------------------------------------------------------------------------
3,690,000  AUD for
  2,989,084  CAD              01/24/01          $ 1,941,716     $  1,935,906         $   (5,810)
  4,031,000  EUR for
  6,109,182  CHF              01/24/01            3,429,663        3,410,098            (19,565)
  9,000,000  EUR for
  5,407,650  GBP              01/24/01            7,611,392        7,791,147             179,755
  1,898,938  GBP for
  4,791,021  CHF              01/24/01            2,665,305        2,586,121            (79,184)
 66,988,083  HKD for
  6,073,262  GBP              01/29/01            8,600,819        8,579,102            (21,717)
308,658,510  JPY for
  3,359,000  EUR              01/24/01            2,916,391        2,797,932           (118,459)
 62,700,378  JPY for
    689,000  EUR              01/24/01              592,431          562,556            (29,875)
243,437,250  JPY for
  2,670,000  EUR              01/24/01            2,304,745        2,193,184           (111,561)
  7,448,334  SGD for
  3,003,360  GBP              01/26/01            4,309,309        4,317,803               8,494
 34,049,421  CAD              01/24/01           22,594,174       22,184,756           (409,418)
 55,000,000  DKK              01/24/01            6,336,406        6,433,602              97,196
 55,024,892  DKK              12/04/00            6,404,574        6,423,189              18,615
 10,467,070  EUR              01/24/01            8,784,698        9,135,731             351,033

16   The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

                                                                                                UNREALIZED
        CONTRACTS              SETTLEMENT          CONTRACTUAL              VALUE AT           APPRECIATION
          TO BUY                  DATE                VALUE                 11/30/00           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
       7,010,000  EUR           01/24/01          $    5,897,303        $    6,118,376          $    221,073
       6,672,000  EUR           01/24/01               5,647,448             5,823,367               175,919
       4,703,000  EUR           01/24/01               3,988,614             4,104,811               116,197
       6,722,000  EUR           01/24/01               5,810,228             5,867,008                56,780
       3,970,000  EUR           01/24/01               3,423,291             3,465,043                41,752
       8,000,000  EUR           01/24/01               6,896,000             6,982,455                86,455
       3,305,000  EUR           01/24/01               2,831,592             2,884,627                53,035
       3,305,000  EUR           01/24/01               2,825,544             2,884,627                59,083
       1,300,000  EUR           01/24/01               1,107,444             1,134,649                27,205
       3,000,000  EUR           01/24/01               2,558,100             2,618,421                60,321
       3,000,000  EUR           01/24/01               2,607,000             2,611,421                 4,421
      33,124,055  GBP           01/24/01              48,211,400            47,015,599           (1,195,801)
       8,000,000  GBP           01/24/01              11,404,000            11,355,035              (48,965)
       2,836,000  GBP           01/24/01               4,103,891             4,025,360              (78,531)
       1,200,000  GBP           01/24/01               1,707,312             1,703,255               (4,057)
      25,793,400  HKD           01/29/01               3,311,856             3,311,155                 (701)
   1,323,245,984  JPY           01/24/01              12,413,189            12,060,860             (352,329)
     500,000,000  JPY           01/24/01               4,694,836             4,557,301             (137,535)
     548,500,000  JPY           01/24/01               5,000,000             4,999,359                 (641)
      45,579,508  SEK           01/24/01               4,461,406             4,563,868               102,462
                                              -----------------------------------------------------------------
                                                    $217,392,077          $216,437,724          $   (954,353)
                                              =================================================================

                                                                                                   UNREALIZED
       CONTRACTS              SETTLEMENT              SETTLEMENT              VALUE AT            APPRECIATION
        TO SELL                  DATE                    VALUE                11/30/00           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
      39,607,823  AUD           01/24/01           $  20,912,336          $  20,842,040         $      70,296
      66,239,854  CHF           01/24/01              37,192,506             38,359,744           (1,167,238)
      65,000,000  DKK           01/24/01               7,540,603              7,603,348              (62,745)
      55,024,892  DKK           01/24/01               6,415,775              6,436,514              (20,739)
       6,000,000  EUR           01/24/01               4,980,000              5,236,841             (256,841)
      14,635,000  EUR           01/24/01              12,789,234             12,773,528                15,706
       2,020,000  EUR           01/24/01               1,736,756              1,763,070              (26,314)
       6,000,000  EUR           01/24/01               5,196,000              5,236,841              (40,841)
       3,000,000  EUR           01/24/01               2,613,135              2,618,421               (5,286)
       3,170,000  GBP           01/24/01               4,441,392              4,499,432              (58,040)
      85,668,000  HKD           01/29/01              11,000,000             10,997,388                 2,612
      80,457,995  HKD           01/23/01              10,334,870             10,327,375                 7,495
     937,104,992  JPY           01/24/01               8,672,000              8,541,339               130,661
     472,750,902  JPY           01/24/01               4,338,000              4,308,936                29,064
     998,339,240  JPY           01/24/01               9,160,000              9,099,464                60,536
   1,000,000,000  JPY           01/24/01               9,199,632              9,114,602                85,030
     359,745,696  JPY           01/24/01               3,306,000              3,278,939                27,061
     484,920,392  JPY           01/24/01               4,444,000              4,419,856                24,144
     146,523,986  JPY           01/24/01               1,343,000              1,335,508                 7,492
     219,146,337  JPY           01/24/01               2,007,000              1,997,432                 9,568
     400,000,000  JPY           01/24/01               3,773,585              3,645,841               127,744
     229,697,270  JPY           01/24/01               2,090,000              2,093,599               (3,599)
      31,736,628  SEK           01/24/01               3,164,170              3,177,783              (13,613)
      25,414,600  SGD           01/26/01              14,622,900             14,575,113                47,787
                                              -----------------------------------------------------------------
                                                    $191,272,894           $192,282,954          $(1,010,060)
                                              =================================================================

FUTURES CONTRACTS

                                                                                         UNREALIZED
                                                         UNDERLYING FACE             APPRECIATION PURCHASED
       PURCHASED                  EXPIRATION DATE        AMOUNT AT VALUE                (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
 424  D.J. EURO STOXX 50 Index      December 2000            $17,730,641                  $(805,256)
 122  FTSE 100 Index                December 2000             10,627,229                   (451,955)
  88  TOPIX Index                   December 2000             10,855,518                   (231,142)
                                                        ------------------------------------------------------
                                                              $39,213,388                 $(1,488,353)
                                                        ======================================================

                                     % OF TOTAL
 MARKET SECTOR                     INVESTMENTS
INDUSTRIAL CYCLICAL                     18.7%
FINANCE                                 12.9%
SHORT-TERM INVESTMENTS                  9.1%
INSURANCE                               8.5%
PHARMACEUTICALS                         7.3%
ENERGY                                  7.0%
TELECOMMUNICATIONS                      6.5%
CONSUMER CYCLICAL                       5.7%
SEMICONDUCTORS                          5.5%
CONSUMER STABLE                         5.0%
CONSUMER SERVICES                       3.8%
SOFTWARE & SERVICES                     3.7%
RETAIL                                  3.4%
UTILITIES                               2.9%

ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
GDR - Global Depositary Receipt
HKD - Hong Kong Dollar
JPY - Japanese Yen
PDR - Philippine Depositary Receipt
SEK - Swedish Krona
SDR - Swedish Depositary Receipt
SGD - Singapore Dollar
144A - Securities restricted for resale to Qualified Institutional Buyers
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y) Yield to maturity
(z) Category is less than 0.05%.
(+) Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.    17

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

ASSETS
Investments at Value (Cost $551,493,022)                          $540,493,512
Foreign Currency at Value (Cost $7,093,400)                          7,067,624
Receivable for Investments Sold                                     17,598,322
Unrealized Appreciation of Forward Foreign Currency Contracts        2,304,992
Foreign Tax Reclaim Receivable                                       1,451,994
Dividend and Interest Receivable                                       475,907
Prepaid Trustees' Fees and Expenses                                        599
Deferred Organization Expenses                                           3,180
Prepaid Expenses and Other Assets                                        1,005
                                                                ----------------
TOTAL ASSETS                                                        569,397,135
                                                                ----------------
LIABILITIES
Payable for Investments Purchased                                   10,435,220
Due to Custodian                                                    11,555,736
Unrealized Depreciation of Forward Foreign Currency Contracts        4,269,405
Variation Margin Payable                                               630,452
Advisory Fee Payable                                                   276,209
Administrative Services Fee Payable                                     10,951
Fund Services Fee Payable                                                  379
Administration Fee Payable                                                 300
Accrued Expenses                                                       193,161
                                                                ----------------
TOTAL LIABILITIES                                                   27,371,813
                                                                ----------------
NET ASSETS
Applicable to Investors' Beneficial Interests                      $542,025,32
                                                                ================

18   The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $1,290,896)           $  8,007,926
Interest Income                                                             1,531,888
                                                                   --------------------
   Investment Income                                                        9,539,814
                                                                   --------------------
EXPENSES
Advisory Fee                                                                3,268,904
Custodian Fees and Expenses                                                   616,278
Administrative Services Fee                                                   132,072
Professional Fee                                                               53,353
Fund Services Fee                                                               8,347
Trustees' Fees and Expenses                                                     5,359
Administration Fee                                                              3,736
Organization Expenses                                                           2,570
Miscellaneous Expenses                                                         11,664
                                                                   --------------------
   Total Expenses                                                           4,102,283
                                                                   --------------------
NET INVESTMENT INCOME                                                       5,437,531
                                                                   --------------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
Investment Transactions                                                    17,983,724
Futures Contracts                                                             621,663
Foreign Currency Transactions                                             (2,675,831)
                                                                   --------------------
   Net Realized Gain                                                       15,929,556
                                                                   --------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investment Transactions                                                   (84,288,144
Futures Contracts                                                          (2,539,215)
Foreign Currency Contracts and Translations                                (2,792,975)
                                                                   --------------------
   Net Change in Unrealized Appreciation (Depreciation)                   (89,620,334)
                                                                   --------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $(68,253,247)
                                                                   ====================

The Accompanying Notes are an Integral Part of the Financial Statements.   19

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED NOVEMBER 30

INCREASE IN NET ASSETS                                             2000                  1999
FROM OPERATIONS
Net Investment Income                                          $  5,437,531           $  4,482,162
Net Realized Gain on Investment, Futures, and
   Foreign Currency Transactions                                 15,929,556             34,344,844
Net Change in Unrealized Appreciation (Depreciation) on
   Investments, Futures and Foreign Currency
   Contracts and Translations                                   (89,620,334)            63,164,934
                                                            -------------------   ------------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                                 (68,253,247)           101,991,940
                                                            -------------------   ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                   610,156,921            252,736,681
Withdrawals                                                    (438,270,720)         (296,593,455)
                                                            -------------------   ------------------
   Net Increase (Decrease) from Transactions in
      Investors' Beneficial Interests                           171,886,201           (43,856,774)
                                                            -------------------   ------------------
   Total Increase in Net Assets                                 103,632,954             58,135,166
                                                            -------------------   ------------------

NET ASSETS
Beginning of Year                                               438,392,368            380,257,202
                                                            -------------------   ------------------
End of Year                                                   $ 542,025,322          $ 438,392,368
                                                            ===================   ==================

SUPPLEMENTARY DATA
                                         FOR THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                           2000         1999        1998         1997(a)
                                      ------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
     Net Expenses                         0.76%        0.79%        0.85%        0.89%(b)
     Net Investment Income                1.00%        1.26%        1.07%        1.26%(b)
     Expenses without Reimbursement       0.76%        0.79%        0.85%        0.92%(b)
Portfolio Turnover                         86%          80%          143%          72%(c)

(a) For the period February 26, 1997 (commencement of operations) through November 30, 1997.
(b)  Annualized
(c)  Not annualized


20   The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOVEMBER 30, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The International Opportunities Portfolio (the "Portfolio") is one of five subtrusts (Portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a diversified no-load open-end management investment company, which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a Portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The Portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    SECURITY VALUATIONS--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    ORGANIZATION EXPENSES--The Portfolio incurred organization expenses in the amount of $12,800 which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    FUTURES CONTRACTS--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    INCOME TAX STATUS--The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirement of Subchapter M of the Internal Revenue Code.

    FOREIGN TAXES--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.60% of the Portfolio's average daily net assets.

    The Portfolio may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Portfolio investment in an affiliated money market fund.

    ADMINISTRATIVE SERVICES--The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    ADMINISTRATION--The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    FUND SERVICES--The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of PGI.

    TRUSTEES--Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Portfolio's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $1,600.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000
--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of November 30, 2000, accumulated net unrealized depreciation was $13,436,401, based on the aggregate cost of investments for federal income tax purposes of $553,929,913, which consisted of unrealized appreciation of $37,841,075 and unrealized depreciation of $51,277,476.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended November 30, 2000, the Portfolio purchased $588,523,716 of investment securities and sold $435,007,448 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    The Portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

--------------------------------------------------------------------------------
6. CREDIT AGREEMENT

    The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements, which are included elsewhere in this report.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolio's adviser, J.P. Morgan Investment Management, Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Portfolio's adviser.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Investors of
The International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Opportunities Portfolio (one of the portfolios comprising part of The Series Portfolio, hereafter referred to as the "Portfolio") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2001

[back cover]

J.P. MORGAN FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Emerging Market Debt Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Select Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Select Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Tax Aware Small Company Opportunities Fund:
           Select Shares
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity Fund:
           Select Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       U.S. Small Company Opportunities Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       Global 50 Fund:
           Select Shares
           ---------------------------------------------------------------------
       Global Healthcare Fund:
           Select Shares
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan
           Funds, call J.P. Morgan Funds
           Services  at (800) 521-5411.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                     MAILING
500 Stanton Christiana Road                                     INFORMATION
Newark, Delaware 19713-2107

IN-ANN-24236   0101